EXHIBIT 99.1





     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the filing of the Quarterly Report on Form 10QSB for the Quarter ended June 30, 2002 (the "Report") by Tridon Enterprises, Inc., each of the undersigned hereby certifies that:

     1.   The Report complies in all material  respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2.   The  information  contained  in the  Report  fairly  presents,  in all
          material  respects,   the  financial  condition  and  results  of  the
          operations of Registrant.


Dated:  August 19, 2002
                                             /s/ Xuedong Hu
                                             ------------------------------
                                             Name: Xuedong Hu
                                             Title: Chief Executive Officer


                                             /s/  Terence Sien
                                             -------------------------------
                                             Name:  Terence Sien
                                             Title:  Chief Financial Officer